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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         Current Report

     Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): January 24, 1994
Commission File Number:                           0-18051


                    FLAGSTAR COMPANIES, INC.

     (Exact name of registrant as specified in its charter)


                 Delaware                           13-3487402
     (State of other jurisdiction              (I. R. S. Employer
   of incorporation or organization)            Identification No.)

         203 East Main Street                        29319-9966
      Spartanburg, South Carolina                    (Zip Code)
         (Address of principal
             executive offices)


      Registrant's telephone number, including area code:
                            (803) 597-8700


                                N/A
    (Former name or former address, if changed since last report)



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Item 5. Other Events.


     On January 24, 1994, Flagstar Companies, Inc. ("FCI"), announced that its Board of Directors has approved the write-off of $1.5 billion in goodwill and other intangible assets and a charge of $225 million for restructuring costs in the fourth quarter ended December 31, 1993. For additional information concerning such matters, reference is made to FCI's press release, a copy of which is attached hereto as Exhibit 99.




Item 7.  Financial Statements and Exhibits.


        Exhibit No.                    Description


            99                         Press Release of FCI dated
                                       January 24, 1994.


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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      FLAGSTAR COMPANIES, INC.



Date:   January 24, 1994                       /s/  A. Ray Biggs
                                               A. Ray Biggs,
                                               Vice President and
                                               Chief Financial Officer

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